UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2016 (January 8, 2016)
Vanguard Natural Resources, LLC
(Exact name of registrant specified in its charter)

Delaware	001-33756	61-1521161
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

5847 San Felipe, Suite 3000
Houston, TX 77057
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On January 8, 2016, Vanguard Natural Resources, LLC (the “Company”) and VNR Finance Corp., a wholly owned subsidiary of the Company (“VNR Finance,” and together with the Company, the “Issuers”), issued a press release announcing the commencement of an exchange offer (the “Exchange Offer”) to certain eligible holders of their outstanding 7.875% Senior Notes due 2020 for a new issue of 7.0% Second Lien Secured Notes due 2023 (the “New Notes”). A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
In connection with the Exchange Offer, the Issuers issued a confidential offering memorandum dated January 8, 2016. Certain information contained in the offering memorandum is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
The information in Exhibits 99.1 and 99.2 shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the New Notes in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The New Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The Issuers may not offer or sell the New Notes unless the offer or sale would qualify for a registration exemption under the Securities Act and applicable state securities laws.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including information in Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibits 99.1 and 99.2, be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press release dated January 8, 2016.
Exhibit 99.2	Excerpts from Vanguard Natural Resources, LLC’s and VNR Finance Corp.’s Confidential Offering Memorandum dated January 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

Dated: January 11, 2016	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release dated January 8, 2016.
Exhibit 99.2	Excerpts from Vanguard Natural Resources, LLC’s and VNR Finance Corp.’s Confidential Offering Memorandum dated January 8, 2016.